EXHIBIT 99.2 HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
CONSOLIDATED CONDENSED STATEMENTS OF EARNINGS
(Unaudited)
(In millions except per share amounts)

	Three months ended
	October 31, 2009(c)	July 31, 2009(c)	October 31, 2008

Net revenue	$30,777	$27,585	$33,603

Costs and expenses(a):
Cost of sales	23,475	21,031	25,853	(d)
Research and development	704	667	842
Selling, general and administrative	2,966	2,874	3,506	(d)
Amortization of purchased intangible assets	400	379	337
In-process research and development charges	1	-	32
Restructuring charges	38	362	251
Acquisition-related charges	60	59	41
Total costs and expenses	27,644	25,372	30,862

Earnings from operations	3,133	2,213	2,741

Interest and other, net	(132)	(177)	(98)

Earnings before taxes	3,001	2,036	2,643

Provision for taxes(b)	589	365	531

Net earnings	$2,412	$1,671	$2,112

Net earnings per share:
Basic	$1.02	$0.70	$0.87
Diluted	$0.99	$0.69	$0.84

Cash dividends declared per share	$-	$0.16	$-

Weighted-average shares used to compute net earnings per share:
Basic	2,366	2,382	2,440
Diluted	2,433	2,436	2,516

(a) Stock-based compensation expense included under SFAS 123(R) was as follows:
Cost of sales	$37	$41	$46
Research and development	10	12	17
Selling, general and administrative	86	94	94
Acquisition-related charges	1	3	-
Total costs and expenses	$134	$150	$157

(b) Tax benefit from stock-based compensation	$(41)	$(51)	$(37)

(c)   In the fourth quarter of fiscal 2009, HP early adopted Accounting Standards Update (“ASU”) No. 2009-13, “Multiple-Deliverable Revenue Arrangements” and ASU No. 2009-14, “Certain Revenue Arrangements That Include Software Elements.”  As a result, fiscal 2009 net revenues and net earnings were higher by $255 million and $55 million, respectively.  Fourth quarter fiscal 2009 net revenues and net earnings were higher by $82 million and $19 million, respectively.  HP adopted these standards as of the beginning of fiscal 2009; therefore the previously reported quarterly results have been restated to reflect the impact of the adoption.

(d)   For the prior year reporting period presented, certain pursuit-related costs previously reported as Cost of sales have been realigned retroactively to Selling, general and administrative expenses due to organizational realignments.

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
CONSOLIDATED CONDENSED STATEMENTS OF EARNINGS
(In millions except per share amounts)

	Twelve months ended
	October 31,
	2009(c)	2008
	(unaudited)

Net revenue	$114,552	$118,364

Costs and expenses(a) :
Cost of sales	87,524	89,699	(d)
Research and development	2,819	3,543
Selling, general and administrative	11,613	13,326	(d)
Amortization of purchased intangible assets	1,571	967
In-process research and development charges	7	45
Restructuring charges	640	270
Acquisition-related charges	242	41
Total costs and expenses	104,416	107,891

Earnings from operations	10,136	10,473

Interest and other, net	(721)	-

Earnings before taxes	9,415	10,473

Provision for taxes(b)	1,755	2,144

Net earnings	$7,660	$8,329

Net earnings per share:
Basic	$3.21	$3.35
Diluted	$3.14	$3.25

Cash dividends declared per share	$0.32	$0.32

Weighted-average shares used to compute net earnings per share:
Basic	2,388	2,483
Diluted	2,437	2,567

(a) Stock-based compensation expense included under SFAS 123(R) was as follows:
Cost of sales	$178	$152
Research and development	57	72
Selling, general and administrative	374	382
Acquisition-related charges	26	-
Total costs and expenses	$635	$606

(b) Tax benefit from stock-based compensation	$(199)	$(167)

(c)   In the fourth quarter of fiscal 2009, HP early adopted Accounting Standards Update (“ASU”) No. 2009-13, “Multiple-Deliverable Revenue Arrangements” and ASU No. 2009-14, “Certain Revenue Arrangements That Include Software Elements.”  As a result, fiscal 2009 net revenues and net earnings were higher by $255 million and $55 million, respectively.  Fourth quarter fiscal 2009 net revenues and net earnings were higher by $82 million and $19 million, respectively.  HP adopted these standards as of the beginning of fiscal 2009; therefore the previously reported quarterly results have been restated to reflect the impact of the adoption.

(d)   For the prior year reporting period presented, certain pursuit-related costs previously reported as Cost of sales have been realigned retroactively to Selling, general and administrative expenses due to organizational realignments.

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
CONSOLIDATED CONDENSED BALANCE SHEETS
(In millions)

	October 31, 2009	October 31, 2008
	(unaudited)

ASSETS

Current assets:
Cash and cash equivalents	$13,279	$10,153
Short-term investments	55	93
Accounts receivable	16,537	16,928
Financing receivables	2,675	2,314
Inventory	6,128	7,879
Other current assets	13,865	14,361

Total current assets	52,539	51,728

Property, plant and equipment	11,262	10,838

Long-term financing receivables and other assets	11,289	10,468

Goodwill and purchased intangible assets	39,709	40,297

Total assets	$114,799	$113,331

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Notes payable and short-term borrowings	$1,850	$10,176
Accounts payable	14,809	14,917
Employee compensation and benefits	4,071	4,159
Taxes on earnings	910	869
Deferred revenue	6,182	6,287
Other accrued liabilities	15,181	16,531

Total current liabilities	43,003	52,939

Long-term debt	13,980	7,676
Other liabilities	17,299	13,774

Stockholders' equity	40,517	38,942

Total liabilities and stockholders' equity	$114,799	$113,331

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
SEGMENT INFORMATION
(Unaudited)
(In millions)

	Three months ended
	October 31, 2009(b)	July 31, 2009(b)	October 31, 2008(c)

Net revenue:

Services(a)	$8,926	$8,520	$8,277
Enterprise Storage and Servers	4,218	3,735	5,059
HP Software	967	847	1,148
Technology Solutions Group	14,111	13,102	14,484
Personal Systems Group	9,862	8,441	11,179
Imaging and Printing Group	6,454	5,660	7,572
HP Financial Services	726	670	691
Corporate Investments	191	193	246
Total Segments	31,344	28,066	34,172
Eliminations of intersegment net revenue and other	(567)	(481)	(569)

Total HP Consolidated	$30,777	$27,585	$33,603

Earnings (Loss) from operations:

Services(a)	$1,444	$1,302	$945
Enterprise Storage and Servers	481	381	705
HP Software	234	153	211
Technology Solutions Group	2,159	1,836	1,861
Personal Systems Group	460	387	616
Imaging and Printing Group	1,171	960	1,155
HP Financial Services	66	53	51
Corporate Investments	(8)	(10)	9
Total Segments	3,848	3,226	3,692

Corporate and unallocated costs and eliminations	(100)	(81)	(153)
Unallocated costs related to stock-based compensation expense	(116)	(132)	(137)
Amortization of purchased intangible assets	(400)	(379)	(337)
In-process research and development charges	(1)	-	(32)
Restructuring charges	(38)	(362)	(251)
Acquisition-related charges	(60)	(59)	(41)
Interest and other, net	(132)	(177)	(98)

Total HP Consolidated Earnings Before Taxes	$3,001	$2,036	$2,643

(a) Includes the results of EDS which was acquired on August 26, 2008.

(b)   In the fourth quarter of fiscal 2009, HP early adopted Accounting Standards Update (“ASU”) No. 2009-13, “Multiple-Deliverable Revenue Arrangements” and ASU No. 2009-14, “Certain Revenue Arrangements That Include Software Elements.”  HP adopted these standards as of the beginning of fiscal 2009; therefore the previously reported quarterly segment results have been restated to reflect the impact of the adoption.  The adoption primarily impacted the Services and Enterprise Storage and Servers financial reporting segments.

(c)   Certain fiscal 2009 organizational reclassifications have been reflected retroactively to provide improved visibility and comparability. For each of the quarters in fiscal year 2008, the reclassifications resulted in the transfer of revenue and operating profit among the Services, HP Software and Imaging and Printing Group financial reporting segments. In addition, certain previously allocated costs were reclassified to unallocated costs related to stock-based compensation expense. There was no impact on the previously reported financial results for the Enterprise Storage and Servers, Personal Systems Group, HP Financial Services and Corporate Investments segments.

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
SEGMENT INFORMATION
(Unaudited)
(In millions)

	Twelve months ended October 31,
	2009(b)	2008(c)

Net revenue:

Services(a)	$34,693	$20,977
Enterprise Storage and Servers	15,359	19,400
HP Software	3,572	4,220
Technology Solutions Group	53,624	44,597
Personal Systems Group	35,305	42,295
Imaging and Printing Group	24,011	29,614
HP Financial Services	2,673	2,698
Corporate Investments	768	965
Total Segments	116,381	120,169
Eliminations of intersegment net revenue and other	(1,829)	(1,805)

Total HP Consolidated	$114,552	$118,364

Earnings (Loss) from operations:

Services(a)	$5,044	$2,518
Enterprise Storage and Servers	1,518	2,577
HP Software	684	499
Technology Solutions Group	7,246	5,594
Personal Systems Group	1,661	2,375
Imaging and Printing Group	4,310	4,559
HP Financial Services	206	192
Corporate Investments	(56)	49
Total Segments	13,367	12,769

Corporate and unallocated costs and eliminations	(219)	(461)
Unallocated costs related to stock-based compensation expense	(552)	(512)
Amortization of purchased intangible assets	(1,571)	(967)
In-process research and development charges	(7)	(45)
Restructuring charges	(640)	(270)
Acquisition-related charges	(242)	(41)
Interest and other, net	(721)	-

Total HP Consolidated Earnings Before Taxes	$9,415	$10,473

(a) Includes the results of EDS which was acquired on August 26, 2008.

(b)   In the fourth quarter of fiscal 2009, HP early adopted Accounting Standards Update (“ASU”) No. 2009-13, “Multiple-Deliverable Revenue Arrangements” and ASU No. 2009-14, “Certain Revenue Arrangements That Include Software Elements.”  HP adopted these standards as of the beginning of fiscal 2009; therefore the previously reported quarterly segment results have been restated to reflect the impact of the adoption.  The adoption primarily impacted the Services and Enterprise Storage and Servers financial reporting segments.

(c)   Certain fiscal 2009 organizational reclassifications have been reflected retroactively to provide improved visibility and comparability. For each of the quarters in fiscal year 2008, the reclassifications resulted in the transfer of revenue and operating profit among the Services, HP Software and Imaging and Printing Group financial reporting segments. In addition, certain previously allocated costs were reclassified to unallocated costs related to stock-based compensation expense. There was no impact on the previously reported financial results for the Enterprise Storage and Servers, Personal Systems Group, HP Financial Services and Corporate Investments segments.

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
RESTATED CONSOLIDATED CONDENSED STATEMENTS OF EARNINGS
(Unaudited)
(In millions except per share amounts)

	Three months ended
	July 31, 2009(a)	April 30, 2009(a)	January 31, 2009(a)
	(Restated)	(Restated)	(Restated)

Net revenue	$27,585	$27,383	$28,807

Costs and expenses:
Cost of sales	21,031	20,945	22,073
Research and development	667	716	732
Selling, general and administrative	2,874	2,880	2,893
Amortization of purchased intangible assets	379	380	412
In-process research and development charges	-	-	6
Restructuring charges	362	94	146
Acquisition-related charges	59	75	48
Total costs and expenses	25,372	25,090	26,310

Earnings from operations	2,213	2,293	2,497

Interest and other, net	(177)	(180)	(232)

Earnings before taxes	2,036	2,113	2,265

Provision for taxes	365	392	409

Net earnings	$1,671	$1,721	$1,856

Net earnings per share:
Basic	$0.70	$0.72	$0.77
Diluted	$0.69	$0.71	$0.75

Cash dividends declared per share	$0.16	$-	$0.16

Weighted-average shares used to compute net earnings per share:
Basic	2,382	2,394	2,410
Diluted	2,436	2,438	2,464

Impact from adoption of ASU No. 2009-13 and ASU No. 2009-14 was as follows:
Net Revenue	$134	$32	$7
Cost of Sales	95	26	4
Earnings before taxes	39	6	3
Net earnings	$29	$5	$2
Net earnings per share	$0.02	$0.01	$-

(a)   In the fourth quarter of fiscal 2009, HP early adopted Accounting Standards Update (“ASU”) No. 2009-13, “Multiple-Deliverable Revenue Arrangements” and ASU No. 2009-14, “Certain Revenue Arrangements That Include Software Elements.”  As a result, fiscal 2009 net revenues and net earnings were higher by $255 million and $55 million, respectively.  Fourth quarter fiscal 2009 net revenues and net earnings were higher by $82 million and $19 million, respectively.  HP adopted these standards as of the beginning of fiscal 2009; therefore the previously reported quarterly results have been restated to reflect the impact of the adoption.